Exhibit 99.2

RENEGADE STREETWEAR PTY LTD

STATEMENT OF COMPREHENSIVE INCOME (Unaudited)

(Expressed in U.S. Dollars)

	Note	Three months ended March 31, 2012
		$

Continuing operations

Income from transactions	2	7
Cost of sales		—
Gross Profit		7

Expenses from transactions
Amortisation expenses		305
Advertising and promotional expense		484
Finance costs		20
Repairs and maintenance		—
Software expenses		68
Administration expenses		—
Professional fee expense		640
Formation expenses		—
Total expenses from transactions		1,517

Net result from transactions		(1,510)

Other economic flows included in net result
Income tax (expense)/benefit	4	—
Total other economic flows included in net result		—

Net operating result		(1,510)

Other economic flows – other non-owner changes in equity		—

Comprehensive result		(1,510)

The accompanying notes form part of these financial statements

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RENEGADE STREETWEAR PTY LTD

STATEMENT OF FINANCIAL POSITION (Unaudited)

(Expressed in U.S. Dollars)

	Note	As at March 31, 2012	As at December 31, 2011
		$	$
ASSETS

CURRENT ASSETS
Cash and cash equivalents	5	1,208	2,611
Inventory	6	3,070	3,070
Other assets		70	—
TOTAL CURRENT ASSETS		4,348	5,681

NON CURRENT ASSETS
Intangibles	7	2,748	3,053
TOTAL NON CURRENT ASSETS		2,748	3,053

TOTAL ASSETS		7,096	8,734

CURRENT LIABILITIES
Trade and other payables	8	6,500	6,628
Financial liabilities	9	499	499
TOTAL CURRENT LIABILITIES		6,999	7,127

NON CURRENT LIABILITIES
Financial Liabilities	9	10,000	10,000
TOTAL NON CURRENT LIABILITIES		10,000	10,000

TOTAL LIABILITIES		16,999	17,127

NET DEFICIENCY		(9,903)	(8,393)

EQUITY
Issued capital	10	100	100
Accumulated (losses)	11	(10,003)	(8,493)
TOTAL EQUITY		(9,903)	(8,393)

The accompanying notes form part of these financial statements

2

RENEGADE STREETWEAR PTY LTD

STATEMENT OF CASH FLOWS (Unaudited)

(Expressed in U.S. Dollars)

	NOTE	Three months ended March 31, 2012
		$

CASH FLOWS FROM OPERATING ACTIVITIES
Cash receipts in the course of operations		—
Interest received		7
Net GST received from the Australian Taxation Office		(198)
Cash payments in the course of operations		(1,212)
Net cash provided by operating activities	15 (ii)	(1,403)

CASH FLOWS FROM INVESTING ACTIVITIES
(Payments) for intangibles		—
Net cash used in investing activities		—

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from borrowings		—
Proceeds from share issue		—
Net cash provided by financing activities		—

Net (decrease) / increase in cash held		(1,403)

Cash at the beginning of period		2,611

Cash at the end of the period	15 (i)	1,208

The accompanying notes form part of these financial statements

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RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1.	STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

(a)	General System of Accounting underlying the Financial Statements

These financial statements have been prepared in accordance with Australian Accounting Standards, other authoritative pronouncements of the Australian Accounting Standards Board and Urgent Issues Group Interpretations.

These financial statements also comply with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB).

The financial statements have been prepared on an accruals basis and are based on historical costs, modified, where applicable, by the measurement at fair value of selected non-current assets, financial assets and financial liabilities.

The Company was incorporated in Australia on 12 April 2011. The financial statements are presented in Australian dollars, which is Renegade’s functional and presentation currency.

(b)	Revenue Recognition

Revenue is measured at the fair value of the consideration received or receivable after taking into account any trade discounts and volume rebates allowed.

Revenue from the sale of goods is recognised at the point of delivery as this corresponds to the transfer of significant risks and rewards of ownership of the goods and cessation of all involvement in those goods.

(c)	Goods and Services Tax

Revenues, expenses and assets are recognised net of the amount of goods and services tax (GST), except where the amount of GST incurred is not recoverable from the Australian Tax Office (ATO). In these circumstances the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense.

Receivables and payables are stated with the amount of GST included.

The net amount of GST recoverable from, or payable to, the ATO is included as a current asset or liability in the statement of financial position. Cash flows are included in the statement of cash flows on a gross basis. The GST components of cash flows arising from investing and financing activities, which are recoverable from, or payable to, the ATO are classified as operating cash flows.

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RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1.	SUMMARY OF ACCOUNTING POLICIES (continued)

(d)	Cash and cash equivalents

Cash and deposits, including cash equivalents, comprise cash on hand and cash at bank, deposits at call and highly liquid investments that are readily convertible to known amounts of cash and are subject to insignificant risk of changes in value.

For the statement of cash flows’ presentation purposes, cash and deposits consist of cash and cash equivalents as defined above.

(e)	Financial Instruments

Initial recognition and measurement
Financial assets and financial liabilities are recognised when the entity becomes a party to the contractual provisions to the instrument. For financial assets, this is equivalent to the date that the company commits itself to either purchase or sell the asset (ie trade date accounting is adopted).

Classification and subsequent measurement

(i) Loans and receivables
Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are subsequently measured at amortised cost.

Loans and receivables are included in current assets, except for those which are not expected to mature within 12 months after the end of the reporting period, which will be classified as non-current assets.

(ii) Held-to-maturity investments
Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the company’s intention to hold these investments to maturity. They are subsequently measured at amortised cost.

Held-to-maturity investments are included in non-current assets, except for those which are expected to mature within 12 months after the end of the reporting period, which will be classified as current assets.

If during the period the company sold or reclassified more than an insignificant amount of the held-to-maturity investments before maturity, the entire category of held-to-maturity investment would be tainted and would be reclassified as available-for-sale.

(iii) Financial liabilities Non-derivative financial liabilities (excluding financial guarantees) are subsequently measured at amortised cost.
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RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1.	SUMMARY OF ACCOUNTING POLICIES (continued)

(f)	Taxation

The Company adopts the liability method of tax effect accounting. Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. The tax effect of timing differences, which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the statement of financial position as a deferred tax asset or a deferred tax liability.

Deferred tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Deferred tax benefits relating to tax losses are only brought to account when their realisation is virtually certain.

(g)	Foreign currency translation

Items included in the financial statements of the Company are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The financial statements are presented in Australian dollars, which is Renegade’s functional and presentation currency.

(h)	Intangibles

Intangible assets represent identifiable non-monetary assets without physical substance such as computer software. Intangible assets are initially recognised at cost. Subsequently, intangible assets with finite useful lives are carried at cost less accumulated amortisation and accumulated impairment losses. Costs incurred subsequent to initial acquisition are capitalised when it is expected that additional future economic benefits will flow to the Company.

(i)	Adoption of new and revised accounting standards

During the current period the Company has adopted all of the new and revised Australian Accounting Standards and Interpretations applicable to its operations which became mandatory. The AASB has issued new and amended accounting standards and interpretations that have mandatory application dates for future reporting periods and which the company has decided not to early adopt.

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RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

		Three months ended March 31, 2012 $	Three months ended March 31, 2011 $
2.	REVENUE
	Revenues from ordinary activities
	Revenues from sale of goods	-	-
	Other income	7	-
		7	-

3.	AUDITORS’ REMUNERATION
	Audit services:
	Auditors of the Company – DFK Collins	6,500	-
		6,500	-

4.	INCOME TAX EXPENSE
	The prima facie tax payable on the profit/(loss) from ordinary activities before income tax is reconciled to the income tax expense as follows:
	Prima facie tax payable on operating result before income tax at 30% (2010: 30%):	-	-
	Income tax expense attributable to ordinary activities	-	-

		As at March 31, 2012 $	As at December 31, 2011 $
5.	CASH AND CASH EQUIVALENTS
	Cash on hand	100	100
	Cash at bank	1,108	2,511
		1,208	2,611

6.	INVENTORY
	Finished goods	3,070	3,070
		3,070	3,070

7.	INTANGIBLE ASSETS
	Software at Cost	4,000	4,000
	Less Accumulated Amortisation	(1,252)	(947)
	Total Intangible Assets	2,748	3,053

	RECONCILIATION OF CARRYING AMOUNT
	January 1, 2012	3,053	-
	Additions	-	4,000
	Amortisation	(305)	(947)
		2,748	3,053
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RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

		As at March 31, 2012 $	As at December 31, 2011 $

8.	PAYABLES
	Current
	Accruals	6,500	6,500
	GST Payable	-	128
		6,500	6,628

9.	FINANCIAL LIABILITIES
	Current
	Employee Loan	499	499
		499	499

	Non Current
	Shareholder Loan – unsecured, interest free	5,000	5,000
	Other Loan – unsecured, interest free	5,000	5,000
		10,000	10,000
10.	ISSUED CAPITAL
	Issued Capital	100	100
	Total Issued Capital	100	100

11.	ACCUMULATED LOSSES
	Accumulated losses at the beginning of the financial period	(8,493)	-
	Net (loss) from ordinary activities after income tax expense	(1,510)	(8,493)
	Accumulated (losses) at the end of the financial period	(10,003)	(8,493)
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RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

		As at March 31, 2012 $	As at December 31, 2011 $
12.	COMMITMENTS
Operating lease commitments
Future operating lease rentals of premises, plant and equipment not provided for in the financial statements and payable:
	Not later than one year	-	-
	Later than one year but not later than five years	-	-
	Later than five years	-	-
		-	-

13.	DIRECTORS' REMUNERATION
Directors’ income

Total income paid or payable, or otherwise made available to all directors of the Company or any related party.
		-	-

Retirement benefits
	Retirement benefits paid to directors of the Company, being amounts that have been previously approved by the members of the Company in a general meeting.	-	-

14.	NUMBER OF EMPLOYEES

	The number of equivalent full-time employees at the reporting date:	-	-

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RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

		Three months ended March 31, 2012
		$
15.	NOTES TO THE STATEMENT OF CASH FLOWS
(i)	Reconciliation of cash
	For the purposes of the cash flow statement, cash includes cash on hand and short term deposits with banks or financial institutions.
	Cash at the end of the financial period as shown in the statement of cash flows is reconciled to the related items in the statement of comprehensive income as follows:
	Cash assets	1,208

(ii)	Reconciliation of operating result to net cash provided used in operating activities
	Operating (loss) after income tax	(1,510)
	Add/(Less) non-cash items:
	Amortisation	305
	Net cash used in operating activities before change in assets and liabilities	(1,205)
	Changes in assets and liabilities:
	(Increase) in inventory	-
	Increase(decrease) in GST payable	(198)
	Net cash used in operating activities	(1,403)
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RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

		As at March 31, 2012 $	As at December 31, 2011 $

16.	RELATED PARTY TRANSACTIONS
	Directors
	The name of the persons holding positions of directors of the Company during the financial period are: Shane Habermann Peter Gordon Robert Stapleton

	Details of directors’ remuneration and retirement benefits are set out in Note 15.

	The aggregate amount of debts, other than trade debts, due and receivable from and payable to related entities by the Company at balance date:

	Payables
	Loan – Stapleton	5,000	5,000
	Loan – Habermann	5,000	5,000
		10,000	10,000

17.	SEGMENT REPORTING

The Company operates in one industry and within Australia.

18.	SUBSEQUENT EVENTS

On June 25, 2012, Novagen Solar Inc (“Novagen”) completed the acquisition of all of the outstanding capital stock of Renegade Streetwear Pty Ltd, from Rebecca Anderson, Robert Stapleton and Aija Annelli Haberman, for an aggregate of 400,000 shares of Novagen’s common stock.